Globix Corporation

Seventh Annual
Needham Growth Conference

January 11, 2005
New York

Peter Stevenson
CEO

GLOBIX™

Globix Statement

- **This presentation contains forward-looking information that is subject to various risks, including risks described in the most recent Annual Report on Form 10-K of Globix Corporation**

GLOBIX™

Key Highlights

- **Financials**
  - Fourth Consecutive Quarter of Revenue Growth
  - Fourth Consecutive Quarter of Adjusted EBITDA Growth
  - Pending American Stock Exchange Listing

- **Mergers & Acquisitions**
  - Aptegrity purchase extended managed service capabilities
  - Pending Neon merger to expand product offerings & improve economics

- **Notable 2004 Customers Wins**
  - NexTag
  - Friendster
  - Autodesk
  - Tradeware Inc.
  - Seligman Data Corp
  - Sesame Street Workshop
  - Vodafone
  - Universal
  - Carphone Warehouse

Globix Today

- **Corporate Overview**
  - $60+ million revenue and ~$139 million in assets
  - 1,350+ customers
  - $76M 11% Senior Notes including accrued interest
  - 240 employees worldwide
  - 91% dedicated to engineering & sales functions
- **Leading provider of application, media & infrastructure management services**
  - Managed hosting
  - Co-location
  - Security services
  - Media services
- **Owner/Operator: *Tier 1 IP network & data centers***
  - 5 data centers plus co-location facilities
  - Top 10 worldwide tier-1 IP network

GLOBIX™

New Services – More Value

AIR AMERICA RADIO

autodesk

NexTag

Capital IQ

perotsystems

friendster

Aladdin Knowledge Systems


Client

Find/SVP

sesameworkshop

TRADEWARE

Seligman
Investing Since 1864

GLOBIX

New Services – More Value

Target clients include midmarket government and divisions of Fortune 1,000

Services for the creation, production & delivery of rich media

Reliable, scalable & secure network, hosting & data center capabilities

Management for off-the-shelf & custom applications

Revenue trend by product: 2003-2004



Revenue by Product Line
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$16.5
$15.4
$14.5
$13.8
$14.4
$15.0
$15.7
$16.0
$4.8
$4.9
$4.9
$4.4
$4.2
$4.5
$4.5
$4.3
$3.6
$3.3
$3.2
$3.3
$4.2
$4.6
$4.9
$5.3
$7.0
$6.7
$6.4
$6.0
$5.9
$5.8
$6.1
$5.9
Q1-03
Q2-03
Q3-03
Q4-03
Q1-04
Q2-04
Q3-04
Q4-04
Hardware and Software Sales, DSL and Other
Network Services and Internet Access
Managed Services
Internet Hosting and Co-Location

	Q4-03	Q3-04
Customers	1,457	1,369
ARPU**	$2,700	$3,300

**ARPU (Average Revenue Per Unit) = average contracted monthly recurring revenue for the period divided by the average number of contracted customers for the period

GLOBIX™

Globix Operating Results Overview

- Year over Year trend

	2002	2003	2004
Revenue	81,996	60,177	61,190
Adjusted EBITDA*	(30,047)	(4,216)	(1,207)

*Adjusted EBITDA = Loss from operations adjusted to exclude loss on impairment of assets, restructuring & other charges (credits), depreciation & amortization, other operating income, non-cash stock based compensation & to include rental income.

Globix Operating Results Overview

- 2004 Adjusted EBITDA Trend

	Q1 12/31/03	Q2 3/31/04	Q3 6/30/04	Q4 9/30/04	FY 2004
Revenue	14,385	15,029	15,729	16,047	**61,190**
Adjusted EBITDA*	(1,261)	(436)	135	355	**(1,207)**

*Adjusted EBITDA = Loss from operations adjusted to exclude loss on impairment of assets, restructuring & other charges (credits), depreciation & amortization, other operating income, non-cash stock based compensation & to include rental income.

GLOBIX™

Globix-Neon Value Creation

Globix
- 4 Quarters of consecutive growth
- Growing gross margin
- Positive EBITDA
- Target customer is CTO or COO
- Products/Services offered include:
  - Application
  - Infrastructure
  - Media Services

NEON
- Increasing growth
- Positive EBITDA**
- Minimal Debt **at NEON**
- Target customer is CTO or COO
- Products/Services offered include:
  - Wholesale Infrastructure
  - Enterprise Infrastructure

Globix-Neon Value Creation

- Larger customer base
- Increased cross-selling opportunities
- More diversified revenue base
- Larger collective market to serve
- Increased scale to compete with larger rivals
- Improved liquidity with decreased debt load
- Strong foundation for other opportunities

GLOBIX™

Pending Merger: NEON Details

NEON – Organic 19% 2 Year CAGR* Revenue**

- Provider of advanced optical networking solutions
- 95% Carrier Customers, 5% Enterprise Clients
- Fiber infrastructure and access points throughout high density telecom corridor Northeast & Mid-Atlantic markets
- 220,000+ fiber miles & 160 POPs

- **NEON has 9 transport services today**
- **Customers include major carriers:**

AT&T Wireless

cingular WIRELESS What do you have to say?

verizon

DISCOVERNET

Sprint.

*** Compound Annual Growth Rate

GLOBIX

Current Neon Network

The NEON Network: A Well-Traveled Route.

- Nation's busiest telecommunications corridor
- 12-state, $87-billion market encompasses 28 % of the nation's communications market
- Extends from New England, New York City, and the north Atlantic coast into Virginia


ME
Portland
NH
Portsmouth
Manchester
VT
MA
Albany
Worcester
Springfield
Boston/Cambridge
Quincy
Framingham
Brockton
NY
CT
RI
Hartford
Providence
New Paltz
Poughkeepsie
Monroe
New Haven
Bridgeport
Stamford
Greenwich
Morristown
Plainfield
Elizabeth
New York City
PA
Chester Springs
NJ
Philadelphia
Rock Springs
MD
Baltimore
DE
Washington DC
VA

GLOBIX™

Pro forma Combined Globix & Neon

	Q1 12/31/03	Q2 3/31/04	Q3 6/30/04	Q4 9/30/04
Revenue	25,137	26,545	27,735	28,324
Adjusted EBITDA*	(656)	233	1,373	1,842

Synergies associated with the merger expected to be accretive to quarterly EBITDA by approximately $1.25 to $2.0 MM.

*Adjusted EBITDA = Loss from operations adjusted to exclude loss on impairment of assets, restructuring & other charges (credits), depreciation & amortization, other operating income, non-cash stock based compensation & to include rental income.

GLOBIX™

Short Term

- **Continue Organic Growth Focus**
  - Globix and Neon
- **Close NEON Transaction (expected 02/05)**
  - Transition Committee established
  - HSR Review Complete
  - Expect to distribute proxy materials shortly
- **Plan for Merger Integration, Synergies & Selling Opportunities**

Q & A

Thank You

Appendix

	Qtr end 12/31/03	Qtr end 3/31/04	Qtr end 6/30/04	Qtr end 9/30/04
Loss from operations	(22,119)	(4,817)	(3,595)	(3,344)
Loss on impairment of assets	17,313	659	0	0
Depreciation/amortization	3,371	3,473	3,519	3,465
Non cash comp (stock compensation)	34	(21)	(13)	23
Rental income	140	270	224	211
Adjusted EBITDA	(1,261)	(436)	135	355

******Globix Corporation 2004 Adjusted EBITDA Trend (Adjusted EBITDA Reconciliation)**

	Qtr end 12/31/03	Qtr end 3/31/04	Qtr end 6/30/04	Qtr end 9/30/04
Loss from operations	(1,821)	(1,839)	(1,391)	(1,287)
Depreciation/amortization	2,426	2,508	2,629	2,774
Adjusted EBITDA	605	669	1,238	1,487

NEON Communications Inc 2004 EBITDA Trend (Adjusted EBITDA Reconciliation)

****Globix believes Adjusted EBITDA is useful to investors to help gauge the company's ability to meet its current cash requirements with cash on hand. Globix also used Adjusted EBITDA in the budgeting process. Adjusted EBITDA excludes certain costs that must ultimately be paid in cash, such as the cost of replacing obsolete equipment & the cost of interest & taxes.

GLOBIX™

Appendix

	Qtr end 12/31/03	Qtr end 3/31/04	Qtr end 6/30/04	Qtr end 9/30/04
Loss from operations	(23,940)	(6,656)	(4,986)	(4,631)
Loss on impairment of assets	17,313	659	0	0
Depreciation/amortization	5,797	5,981	6,148	6,239
Non cash comp (stock compensation)	34	(21)	(13)	23
Rental income	140	270	224	211
Adjusted EBITDA	(656)	233	1,373	1,842

Pro Forma Combined Globix & NEON 2004 Adjusted EBITDA Trend
(Adjusted EBITDA Reconciliation)

	2001	2002	2003	2004
Loss from operations	(157,486)	(98,691)	(18,401)	(33,875)
Loss on impairment of assets	3,500	2,578	0	0
Restructuring & other charges (credits)	56,109	24,834	(1,020)	17,972
Depreciation/amortization	36,657	34,175	15,523	13,828
Other operating income	0	0	(345)	0
Non cash comp (stock compensation)	1,638	7,027	0	23
Rental income	0	30	27	845
Adjusted EBITDA	(59,582)	(30,047)	(4,216)	(1,207)

Globix Corporation Year Over Year Trend
(Adjusted EBITDA Reconciliation)

GLOBIX™